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                                                                 EXHIBIT 10.13.2


                                AMENDMENT TO THE
                             WASHINGTON MUTUAL, INC.
                            CASH BALANCE PENSION PLAN


        THIS AMENDMENT is made to the Washington Mutual, Inc. Cash Balance Pension Plan (the "Plan") by Washington Mutual, Inc. (the "Company") on this ______ day of January 2001.


                               RECITALS:

        WHEREAS, the Company maintains the Plan for the benefit of its eligible employees; and

        WHEREAS, the Company has acquired Bank United Corp. ("Bank United") and certain subsidiaries of PNC Bank, National Association (the "PNC Companies"); and

        WHEREAS, the Company has agreed to provide the former employees of Bank United and the PNC Companies who continue employment with the Company upon the closing of the Company's acquisitions of Bank United and the PNC Companies, respectively, with certain credits for eligibility, vesting and, with respect to former employees of Bank United, benefit service; and

        WHEREAS, the Company desires to amend the Plan to provide for such credits; and

        WHEREAS, the Company may amend the Plan at any time pursuant to
Section 12.1;

        NOW, THEREFORE, the Plan is hereby amended as follows:

        1. Section 2.30(a) is amended by the addition of a new Paragraphs (26) and (27), to read as set forth below:

               (26) Eligible Employees who were credited with Service for service with PNC Bank, National Association, may first enter the Plan on the day after the "PNC Closing Date", as such term is defined in Section 2.37.

               (27) Eligible Employees who were credited with Service for service with Bank United Corp. may first enter the Plan on May 1, 2001.

        2. Section 2.37(a) is amended by the addition of a new paragraph (22), to read as set forth below:



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               (23) Employees who were employed by PNC Bank, National
               Association, as of the date in 2001 of the closing of the Company's acquisition of several subsidiaries of PNC Bank, National Association (the "PNC Closing Date") and who are employed by the Company upon the closing of such acquisitions shall be credited with Service for Service performed with PNC Bank, National Association.

               (24) Employees who were employed by Bank United Corp. as of the date in 2001 of the closing of the Company's acquisition of Bank United Corp. and who are employed by the Company upon such closing shall, after April 30, 2001, be credited with Service for service performed with Bank United Corp.

        3. Section 2.37 is amended by the addition of a new subsection (c) to read as set forth below:

               (c) After April 30, 2001, Employees who are credited with Service pursuant to Section 2.37(a)(24) shall have their service with Bank United credited as Years of Benefit Service for purposes of this Plan.

        IN WITNESS WHEREOF, the undersigned, an authorized officer of the Company, has executed this amendment on the day and year first written above.

                                            WASHINGTON MUTUAL, INC.



                                            By:
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                                            Its:
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